UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                           FORM 8-K/A
                         Amendment No. 1



        Current Report Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported):
                        December 19, 2002



                       NOVO NETWORKS, INC.
     (Exact Name of Registrant as Specified in Its Charter)


      Delaware              0-28579              75-2233445
     (State of         (Commission File        (IRS Employer
   Incorporation)           Number)        Identification Number


   2311 Cedar Springs Road, Suite 400,
              Dallas, Texas                        75201
(Address of Principal Executive Offices)         (Zip Code)


 Registrant's Telephone Number, Including Area Code:  (214) 777-4100



  (Former Name or Former Address, if Changed Since Last Report)

     The undersigned Registrant hereby amends the following "Item
7. Financial Statements and Exhibits" of its Current Report on
Form 8-K, which was filed on January 3, 2002, to include the following:


Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of Business Acquired

     Pursuant to paragraph (a)(4) of Item 7 of Form 8-K, the Registrant hereby files, as Exhibit 99.1, the audited combined financial statements of Paciugo Management LLC ("Paciugo") for the year ended December 31, 2002, including the signed Report of Independent Certified Public Accountants.

     (b)  Pro Forma Financial Information

     Pursuant to paragraph (b)(2) of Item 7 of Form 8-K, the Registrant hereby files, as Exhibit 99.2, the unaudited pro forma condensed consolidated financial statements of the Registrant, presented to give effect to the Registrant's acquisition of a 33% interest in Paciugo on December 19, 2002.

     This pro forma combined data is presented for comparative purposes only and is not necessarily indicative of future financial position or results of operation of the combined companies.

     (c)  Exhibits

          EXHIBIT
            NO.   DOCUMENT
          ------- ----------------------------------------------

          10.1 Purchase Agreement By and Among Novo Networks, Inc., Paciugo Management LLC, Ad Astra Holdings LP, Ugo Ginatta, Cristiana Ginatta and Vincent Ginatta (filed as Exhibit 10.1 to the Form 8-K Filed by the Registrant on January 3, 2003).

          99.1    Audited Combined Financial Statements of
                  Paciugo Management LLC, For the Year Ended
                  December 31, 2002 (filed herewith).

          99.2    Unaudited Pro Forma Condensed Consolidated
                  Financial Statements of the Registrant (filed herewith).

Pursuant to the requirements of the Securities Exchange Act of

1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly

authorized.

                              NOVO NETWORKS, INC.


                              By:  /s/ Steven W. Caple
                                 --------------------------------
Date:  March 4, 2002            Steven W. Caple
                                President

                        INDEX TO EXHIBITS

                        -----------------



 EXHIBIT
   NO.      DOCUMENT
 -------    ----------------------------------------------------

  10.1 Purchase Agreement By and Among Novo Networks, Inc., Paciugo Management LLC, Ad Astra Holdings LP, Ugo Ginatta, Cristiana Ginatta and Vincent Ginatta (filed as Exhibit 10.1 to the Form 8-K Filed by the Registrant on January 3, 2003).

  99.1      Audited Combined Financial Statements of Paciugo
            Management LLC, For the Year Ended December 31, 2002
            (filed herewith).

  99.2      Unaudited Pro Forma Condensed Consolidated Financial
            Statements of the Registrant (filed herewith).